UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2017

GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Montana
(State or other jurisdiction of incorporation)

(Commission File Number) 000-18911	(IRS Employer Identification No.) 81-0519541

49 Commons Loop
Kalispell, Montana 59901
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2017 Annual Meeting of Shareholders of Glacier Bancorp, Inc. (the “Company”) was held on April 26, 2017. The following matters were voted upon at the 2017 Annual Meeting:
1. The election of ten directors to serve on the board of directors until the 2018 annual meeting.
2. Consideration of an advisory (non-binding) resolution to approve the compensation of the Company’s named executive officers.
3. Consideration of an advisory (non-binding) resolution on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.
4. Ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.
The following is a summary of the voting results for the matters voted upon by the shareholders.
1. Election of Directors

Director’s Name	Votes For	Withheld	Broker Non-Votes
Michael J. Blodnick	61,371,332	176,098	9,074,802
Randall M. Chesler	61,377,184	170,246	9,074,802
Sherry L. Cladouhos	61,418,613	128,817	9,074,802
James M. English	59,261,745	2,285,685	9,074,802
Annie M. Goodwin	61,431,493	115,937	9,074,802
Dallas I. Herron	61,422,325	125,105	9,074,802
Craig A. Langel	61,293,245	254,185	9,074,802
Douglas J. McBride	61,347,236	200,194	9,074,802
John W. Murdoch	61,280,885	266,545	9,074,802
Mark J. Semmens	61,402,430	145,000	9,074,802
Receiving a plurality of the votes cast, those nominated are the newly elected directors of the Company. They will hold office until their successors are elected and qualified or until they resign or are removed from office.

2. Advisory (non-binding) resolution to approve Named Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,754,055	480,111	313,264	9,074,802

The advisory resolution to approve the compensation of the Company’s named executive officers is approved.

3. Advisory (non-binding) resolution to recommend frequency of future advisory votes to approve Named Executive Compensation

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
49,703,280	225,246	11,392,925	178,979	9,074,802

The frequency recommended by the Company’s shareholders of future advisory votes to approve the compensation of the Company’s named executive officers is every 1 year.

The board of directors of the Company, at its meeting on April 27, 2017, accepted the recommendation of the Company’s shareholders and voted to conduct future advisory votes to approve the compensation of the Company’s named executive officers every 1 year.

4. Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,213,301	318,547	90,384	0
BKD, LLP is ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2017	GLACIER BANCORP, INC.

	By:	/s/ Randall M. Chesler
Randall M. Chesler
President and CEO